UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2022

MOBILESMITH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

5400 Trinity Rd., Suite 208 Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

855-516-2413

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2022, MobileSmith, Inc., a Delaware corporation (the “Company”), entered into a Fourth Amendment to Loan and Security Agreement (the “Fourth Amendment”) with Comerica Bank (“Comerica”).

As background, the Company and Comerica are parties to a Loan and Security Agreement dated June 9, 2014, as amended (the “Loan Agreement”), whereby Comerica agreed to loan the Company up to $5,000,000. Currently, there is $5,000,000 in principal outstanding under the Loan Agreement and the previously extended maturity date of the Loan Agreement was June 9, 2022.

The Fourth Amendment to the Loan Agreement extends the previously extended maturity date of the Loan Agreement from June 9, 2022 to June 9, 2024.

Except for extending the maturity date as described above, the Fourth Amendment does not amend any other term of the Loan Agreement in any material respect.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The original Loan Agreement is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the Securities and Exchange Commission on August 13, 2014, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by referenced.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

10.1	Fourth Amendment to Loan and Security Agreement dated May 31, 2022 between MobileSmith, Inc. and Comerica Bank.

10.2

Loan and Security Agreement dated June 9, 2014 between MobileSmith, Inc. and Comerica Bank (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 2014).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name:
MobileSmith Inc.

Date: June 6, 2022	By:	/s/ Gleb Mikhailov
Gleb Mikhailov
Chief Financial Officer

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